Mergers and Acquisitions (Fair Value of Loans Acquired) (Detail) - Phoenix Bancorp Inc. [Member] $ in Thousands	Mar. 01, 2015 USD ($)
Business Acquisition [Line Items]
Contractually required principal and interest at acquisition	$ 3,548
Contractual cash flows not expected to be collected (nonaccretable discount)	(804)
Expected cash flows at acquisition	2,744
Interest component of expected cash flows (accretable discount)	(458)
Fair value of acquired loans	$ 2,286